Exhibit 10.2

METROPARK USA, INC.

(f/k/a Santa Barbara Street Asylum, Inc.)

AMENDED AND RESTATED

STOCK OPTION PLAN

i.

METROPARK USA, INC.

(f/k/a Santa Barbara Street Asylum, Inc.)

AMENDED AND RESTATED

STOCK OPTION PLAN

1.	ESTABLISHMENT AND PURPOSE.

The Santa Barbara Street Asylum, Inc. 2004 Stock Option Plan is hereby amended and restated as the Metropark USA, Inc. Amended and Restated Stock Option Plan (the “Plan”) by Metropark USA, Inc., a Delaware corporation (the “Company”) (f/k/a Santa Barbara Street Asylum, Inc.), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. The Plan is amended and restated as of January 1, 2007, subject to approval by the Company’s stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Stock Option shall be granted hereunder on or after the date 10 years after the Effective Date.

The Plan is intended to comply with Section 25102(o) of the California Corporation Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Administrator, be reformed to comply with the requirements of Section 25102(o).

In addition to terms elsewhere defined herein, certain terms used herein are defined as set forth in Section 7.

2.	ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee is in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board or any of its Committees as may be designated to administer the Plan.

The Administrator shall have plenary authority to grant Stock Options pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Stock Options may be granted as alternatives to, in exchange or substitution for, or replacement of, other Stock Options outstanding under the Plan or any other plan or arrangement of the Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company); provided, however, that no grant or exchange of a Stock Option made pursuant to this Section 2 shall be made to the extent that such grant or exchange would violate Code Section 409A or prevent the Plan or a Stock Option from qualifying for exemption under Code Section 409A. Stock Option provisions need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a) to select the Eligible Individuals to whom Stock Options may from time to time be granted;

(b) to determine the number of shares of Stock to be covered by each Stock Option granted hereunder;

(c) to approve forms of agreement for use under the Plan;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Stock Option and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

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(e) subject to Section 6(a), to modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Stock Options pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options; provided, however, that no modification, amendment or adjustment of a Stock Option made pursuant to this Section 2(e) shall be made to the extent that such modification, amendment or adjustment would violate Code Section 409A or prevent the Plan or a Stock Option from qualifying for exemption under Code Section 409A; and

(f) to determine the Fair Market Value.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.	STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 6,463,143 shares; provided that at no time shall the total number of shares of Stock issuable upon exercise of all outstanding Stock Options and the total number of shares of Stock provided for any stock bonus or similar plan of the Company exceed thirty percent (30%) (or any other applicable percentage), as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations and based on the number of shares of Stock of the Company which are outstanding at the time the calculation is made.

To the extent any shares of Stock covered by a Stock Option are not delivered to a Participant or beneficiary thereof because the Stock Option expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Stock Option is settled in cash or used to satisfy any applicable tax or other withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or a consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (a) number and kind of shares

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that may be delivered under the Plan, (b) additional maximums imposed by this Section 3, (c) number and kind of shares subject to outstanding Stock Options, (d) exercise price of outstanding Stock Options and (e) other characteristics or terms of the Stock Options as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Stock Option shall always be a whole number and provided further that no substitution or adjustment made pursuant to this Section 3 shall be made to the extent that such substitution or adjustment would violate Code Section 409A or prevent the Plan or a Stock Option from qualifying for exemption under Code Section 409A.

4.	STOCK OPTIONS.

Stock Options may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Except as described below, the Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator, provided that the exercise price shall not be less than 100% of the Fair Market Value per share on the date the Stock Option is granted, except that the exercise price shall not be less than 110% of the Fair Market Value per share on the grant date in the case of an individual who is a Ten Percent Holder.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Stock Option is granted.

(c) Exercisability.

(i) Stock Options shall be exercisable and vested at a minimum rate of 20% per year over 5 years from the grant date; provided, however, that in the case of officers, Directors or consultants of the Company or its Affiliates, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator.

(ii) If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

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(iii) Notwithstanding anything to the contrary herein, no Stock Option granted hereunder shall be exercised more than 120 months after the grant date of the Stock Option.

(iv) Any Stock Option exercised prior to shareholder approval of the Plan shall be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted by the Board. Shares of Stock issued pursuant to such Stock Option shall not be counted in determining whether such approval is obtained.

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by delivery of written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept).

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option: (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution; and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(f) Termination by Death or Disability. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death or Disability, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or Disability or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death or Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment with the Company or provision of services to the Company terminates for any reason other than death or Disability, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator

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may determine, may be exercised for the lesser of 30 days from the date of such termination of employment or provision of services or the remainder of such Stock Option’s term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death or Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee’s employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(i) Participant Loans. The Administrator may in its discretion authorize the Company to:

(i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

(ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount that exceeds the lesser of (A) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (B) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

(j) Financial Statements. The Company shall provide, on at least an annual basis, financial statements to Optionees in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not provide such financial statements to Optionees when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

(k) Repurchase Rights. Any repurchase right by the Company shall comply with the requirements of Section 260.140.41(k) of Title 10 of the California Code of Regulations.

(l) Voting Rights. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Stock subject to Stock Options.

5.	CHANGE IN CONTROL PROVISIONS.

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, except to the extent otherwise provided in an agreement granting a Stock Option, in the event of a Change in Control:

(i) The Committee shall have the discretion to accelerate the vesting of any Stock Options that are outstanding but not vested and exercisable as of the date of such Change in Control, to the extent it deems appropriate.

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(ii) Outstanding Stock Options shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(A) The continuation of the outstanding Stock Options by the Company, if the Company is a surviving corporation;

(B) The assumption of the outstanding Stock Options by the surviving corporation or its parent or subsidiary;

(C) The substitution by the surviving corporation or its parent or subsidiary of equivalent stock options for the outstanding Stock Options; or

(D) Settlement of each share of Stock subject to an outstanding Stock Option for the Change in Control Price (less, to the extent applicable, the per share exercise price) or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Stock Option shall terminate and be canceled.

(iii) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Stock Option shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Stock Option shall terminate and be canceled.

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean (i) a merger, consolidation, or sale of shares of capital stock of the Company to any Independent Third Party or affiliated group of Independent Third Parties pursuant to which the holders of the voting securities of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent) or the purchasing entity (or its parent), as the case may be, or (ii) the sale or conveyance of all or substantially all of the Company’s assets (considered on a consolidated basis). In addition, the purchase by any institutional investor (including, but not limited to, any private equity or venture capital firm) of voting or other securities of the Company from the Company shall not constitute a Change in Control.

(c) Change in Control Price. For purposes of the Plan, “Change in Control Price” means the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

6.	MISCELLANEOUS.

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but, except as otherwise permitted pursuant to the agreement under which a Stock Option is granted, no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant with respect to a Stock Option theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent (except as otherwise permitted pursuant to the agreement under which a Stock Option is granted).

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(b) Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c) General Provisions.

(i) The Administrator may require each person receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Stock Option under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Stock Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company or any Affiliate and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(vii) The grant of a Stock Option shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section (6)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an option agreement or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 6(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Stock Options in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x) The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

(xi) If any provision of the Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii) The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii) The Plan and each agreement granting a Stock Option constitute the entire agreement with respect to the subject matter hereof and thereof, provided that, in the event of any inconsistency between the Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, pursuant to the exercise or settlement of a Stock Option.

(xv) Except as described in Section 4(j), none of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or a Stock Option, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of a Stock Option or the Company’s purchase of Stock from such holder in accordance with the terms hereof.

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(xvi) The Plan, and all Stock Options, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than its law respecting choice of law).

(xvii) No Stock Option granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Code Section 409A, and the Plan and the terms of all Stock Options shall be interpreted accordingly. If any provision of the Plan or a Stock Option contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause a Stock Option to be subject to the penalties and interest under Code Section 409A, such provision of the Plan or Stock Option shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A.

7.	DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company, designated by the Administrator as such, and which would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Code Section 409A) with respect to a Participant.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(e) “Commission” means the Securities and Exchange Commission or any successor agency.

(f) “Committee” means one or more committees of Directors appointed by the Board to administer this Plan. With respect to Stock Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Stock Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and each of whom is also an “outside director” under Section 162(m) of the Code.

(g) “Director” means a member of the Board.

(h) “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or, if the Participant is not covered by such a plan or the Participant is not an employee of the Company, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while the Participant was participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company have entered into an employment or services agreement that defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

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(i) “Effective Date” means January 1, 2007.

(j) “Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l) “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator, in accordance with Code Section 409A and the regulations and other authority issued thereunder.

(m) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Independent Third Party” means any individual, partnership, limited liability company, corporation, joint venture, trust, business trust, foreign business organization, or any other form of domestic or foreign entity who does not directly or indirectly own in excess of 10% of the voting securities of the Company, who is not controlling, controlled by or under common control with any such 10% owner of the voting securities of the Company and who is not the spouse or descendent (by birth or adoption) of any such 10% owner of the voting securities of the Company.

(p) “Non-Employee Director” means a Director who is not an officer or employee of the Company.

(q) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r) “Optionee” means a person who holds a Stock Option.

(s) “Participant” means a person granted a Stock Option.

(t) “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(u) “Stock” means common stock, par value $0.0001 per share, of the Company.

10.

(v) “Stock Option” means an option granted under Section 4.

(w) “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(x) “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

Executed this 1st day of January, 2007.

METROPARK USA, INC. (f/k/a Santa Barbara Street Asylum, Inc.)

By:	/s/ Jay Johnson

Its:	CFO & Secretary

11.

METROPARK USA, INC.

AMENDED AND RESTATED

STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) dated as of ____________________ (“Grant Date”), is between Metropark USA, Inc., a Delaware corporation (the “Company”) (f/k/a Santa Barbara Street Asylum, Inc.), and ___________________________ (the “Participant”), relating to a Stock Option granted under the Company’s Amended and Restated Stock Option Plan (the “Plan”). Capitalized terms used in this Agreement without definition shall have the meaning ascribed to such terms in the Plan.

1.	Grant of Stock Option, Option Price and Term.

(a) The Company grants to the Participant an Incentive Stock Option (the “Stock Option”) to purchase __________ shares of Stock of the Company (“Option Shares”) at a price of $ _________ per share (“Option Price”), subject to the provisions of the Plan and the terms and conditions herein.

(b) The term of this Stock Option shall be a period of [5/10] years from the Grant Date (the “Option Period”). During the Option Period, the Stock Option shall be vested and exercisable with respect to one-fourth (1/4) of the Option Shares upon the first anniversary of the Grant Date, _______________________, [INSERT ANNIVERSARY DATE] (but only if the Participant remains continuously employed with the Company or an Affiliate through such vesting date) and one-twelfth (1/12) of the Option Shares upon the end of each calendar quarter thereafter beginning with __________________ [INSERT END OF QUARTER DATE] (but only if the Participant remains continuously employed with the Company or an Affiliate through such vesting date) until such time as the Stock Option is fully vested.

Notwithstanding the foregoing, in the event the Participant incurs a termination of employment for any reason whatsoever as an employee of the Company or an Affiliate, the provisions of Section 4 of the Plan relating to termination of employment shall apply.

(c) The Stock Option granted hereunder is designated as an Incentive Stock Option and is intended to constitute an “incentive stock option” as that term is used in Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the Option Shares with respect to which any Incentive Stock Options are exercisable by the Participant during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options. It should be understood that there is no assurance that the Stock Option will, in fact, be treated as an Incentive Stock Option.

(d) The Company shall not be required to issue any fractional shares of Stock.

2.	Exercise.

The Stock Option shall be exercisable during the Participant’s lifetime only by the Participant (or his Representative), and after the Participant’s death only by a Representative. The Stock Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Administrator, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall be made in cash (as specified in the Plan).

The Stock Option may not be exercised unless there has been compliance with all the preceding provisions of this Section 2, and, for all purposes of this Agreement, the date of the exercise of any part of the Stock Option shall be the date upon which there is compliance with all such requirements. The Administrator may deny any method of exercise permitted hereunder if such method would result in liability under Federal securities law to the Participant or the Company or result in an expense charge to the Company.

1.

At the time this Stock Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Option (a) deliver to the Company an Investment Representation Statement (in such form as prepared by the Company) and (b) agree to execute and become a party to any agreement among stockholders that may be in effect as of such date.

3.	Termination of Employment.

(a) Cause. Notwithstanding the provisions of Section 2 above, in the event the Participant incurs a termination of employment with the Company and its Affiliates during the Option Period for Cause, any unexercised portion (vested or unvested) of the Stock Option held by the Participant shall immediately terminate.

(b) Death or Disability. Notwithstanding the provisions of Section 2 above, if a Participant incurs a termination of employment with the Company and its Affiliates during the Option Period due to death or Disability, then any unvested portion of the Stock Option held by the Participant shall immediately terminate, and any unexpired and unexercised vested portion of the Stock Option may be exercised until the earlier of (i) the first anniversary of the date of the Participant’s termination of employment or (ii) the expiration of the Option Period.

(c) Other Termination of Employment. Notwithstanding the provisions of Section 2 above, if a Participant incurs a termination of employment with the Company and its Affiliates during the Option Period for a reason other than Cause, death or Disability, then any unvested portion of the Stock Option held by the Participant shall immediately terminate, and any unexpired and unexercised vested portion of the Stock Option may be exercised until the earlier of (i) 30 days following the date of the Participant’s termination of employment or (ii) the expiration of the Option Period.

4.	Repurchase of Option Shares.

If the Participant incurs a termination of employment with the Company and its Affiliates, any Option Shares purchased upon exercise of this Stock Option may be purchased by the Company within 90 days after the later of (a) such termination of employment or (b) receipt of such Option Shares by the Participant following exercise of all or part of the Stock Option. The amount to be paid for the repurchase of Option Shares shall be equal to the Fair Market Value as of the date of such termination of employment multiplied by the number of such Option Shares. Notwithstanding the foregoing, this right of repurchase shall lapse if the Company’s securities become publicly traded.

5.	Non-Transferability of Stock Option.

This Stock Option may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6.	Payment of Withholding Taxes.

If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Stock Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan. The Participant acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant of the Stock Option and its exercise.

7.	Changes in Company’s Capital Structure.

The existence of an Stock Option will not affect in any way the right or authority of the Company or its stockholders to authorize or effect (a) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (b) any Change of Control; (c) any merger or consolidation of the Company; (d) any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof; (e) the dissolution or liquidation of the Company; (f) any sale or transfer of all or any part of its assets or business; or (g) any other corporate act or proceeding, whether of a similar character or otherwise.

2.

In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Administrator shall take such actions, as are provided for in the Plan.

8.	Plan.

The Stock Option is granted pursuant to the Plan, and the Stock Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement by reference or are expressly cited.

9.	Employment Rights.

No provision of this Agreement or of the Stock Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any Affiliate, create any inference as to the length of employment of the Participant, affect the right of the Company or any Affiliate to terminate the employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate.

10.	Governing Law.

This Agreement and the Stock Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (other than its laws respecting choice of law) except to the extent federal laws would be mandatorily applicable.

11.	Waiver; Cumulative Rights.

The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

12.	Notices.

Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by nationally recognized overnight courier, addressed to the Secretary of the Company, at its then corporate headquarters, and the Participant at his address as shown on the Company’s payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

13.	Conditional Grant.

This Stock Option is granted upon the conditions set forth herein and the Option Shares shall be forfeited unless each and any person who is a spouse of the Participant at any time on or after the Grant Date (including any person who becomes a spouse after the Grant Date) executes a Consent of Spouse form provided by the Administrator, unless the Administrator waives such condition.

* * *

3.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

METROPARK USA, INC. (f/k/a Santa Barbara Street Asylum, Inc.)

By:

Title:

Participant:

Name

Address

City, State, Zip Code

Phone Number

4.

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY:	Metropark USA, Inc.

SECURITIES:	Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

(a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) I further understand that the Securities must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

(d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

1.

In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

SIGNATURE OF PURCHASER:

Date: ___________________________________

2.

EXHIBIT B

CONSENT OF SPOUSE

(for Residents of Community Property States Only)

My name is _________________________ and I am the spouse of ___________________________________.

I have read and understand the attached Incentive Stock Option Agreement (the “Agreement”).

I understanding that, because I am a resident of the State of California, the community property laws of this state may provide me with certain rights or interests in the property which is the subject of the Agreement. After having considered the terms of the Agreement and my rights and interests under the community property law of this state:

1.	I hereby consent and agree to each and every term and condition set forth in the Agreement.

2.	I hereby understand and agree that my spouse may join in any future modification or amendment of the Agreement without any further signature, acknowledgment, agreement or consent on my part.

3.	I understand that any interest that my spouse has in any property described in the Agreement, shall be subject to the terms of the Agreement.

4.	I understand that, by agreeing to the terms of the Agreement and by executing this Consent, I may be waiving certain of my rights and interests under the community property laws of this state.

Dated:

By:
Participant’s Spouse

METROPARK USA, INC.

AMENDED AND RESTATED

STOCK OPTION PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED OPTION AGREEMENT (this “Agreement”) dated as of _________________ (“Grant Date”), is between Metropark USA, Inc., a Delaware corporation (the “Company”) (f/k/a Santa Barbara Street Asylum, Inc.), and __________________________ (the “Participant”), relating to a Stock Option granted under the Company’s Amended and Restated Stock Option Plan (the “Plan”). Capitalized terms used in this Agreement without definition shall have the meaning ascribed to such terms in the Plan.

1.	Grant of Stock Option, Option Price and Term.

(a) The Company grants to the Participant a Non-Qualified Stock Option (the “Stock Option”) to purchase _________________ shares of Stock of the Company (“Option Shares”) at a price of $ ____________ per share (“Option Price”) subject to the provisions of the Plan and the terms and conditions herein.

(b) The term of this Stock Option shall be a period of [5/10] years from the Grant Date (the “Option Period”). During the Option Period, the Stock Option shall be vested and exercisable with respect to one-fourth (1/4) of the Option Shares upon the first anniversary of the Grant Date, _________________________, [INSERT ANNIVERSARY DATE] (but only if the Participant remains continuously employed with the Company or an Affiliate through such vesting date) and one-twelfth (1/12) of the Option Shares upon the end of each calendar quarter thereafter beginning with _____________________ [INSERT END OF QUARTER DATE] (but only if the Participant remains continuously employed with the Company or an Affiliate through such vesting date) until such time as the Stock Option is fully vested.

Notwithstanding the foregoing, in the event the Participant incurs a termination of employment for any reason whatsoever as an employee of the Company or an Affiliate, the provisions of Section 4 of the Plan relating to termination of employment shall apply.

(c) The Stock Option granted hereunder is designated as a Non-Qualified Stock Option and is not intended to constitute an “incentive stock option” as that term is used in Section 422 of the Code.

(d) The Company shall not be required to issue any fractional shares of Stock.

2.	Exercise.

The Stock Option shall be exercisable during the Participant’s lifetime only by the Participant (or his Representative), and after the Participant’s death only by a Representative. The Stock Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Administrator, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall be made in cash (as specified in the Plan).

The Stock Option may not be exercised unless there has been compliance with all the preceding provisions of this Section 2, and, for all purposes of this Agreement, the date of the exercise of any part of the Stock Option shall be the date upon which there is compliance with all such requirements. The Administrator may deny any method of exercise permitted hereunder if such method would result in liability under Federal securities law to the Participant or the Company or result in an expense charge to the Company.

At the time this Stock Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Option (a) deliver to the Company an Investment Representation Statement (in such form as prepared by the Company) and (b) agree to execute and become a party to any agreement among stockholders that may be in effect as of such date.

1.

3.	Termination of Employment.

(a) Cause. Notwithstanding the provisions of Section 2 above, in the event the Participant incurs a termination of employment with the Company and its Affiliates during the Option Period for Cause, any unexercised portion (vested or unvested) of the Stock Option held by the Participant shall immediately terminate.

(b) Death or Disability. Notwithstanding the provisions of Section 2 above, if a Participant incurs a termination of employment with the Company and its Affiliates during the Option Period due to death or Disability, then any unvested portion of the Stock Option held by the Participant shall immediately terminate, and any unexpired and unexercised vested portion of the Stock Option may be exercised until the earlier of (i) the first anniversary of the date of the Participant’s termination of employment or (ii) the expiration of the Option Period.

(c) Other Termination of Employment. Notwithstanding the provisions of Section 2 above, if a Participant incurs a termination of employment with the Company and its Affiliates during the Option Period for a reason other than Cause, death or Disability, then any unvested portion of the Stock Option held by the Participant shall immediately terminate, and any unexpired and unexercised vested portion of the Stock Option may be exercised until the earlier of (i) 30 days following the date of the Participant’s termination of employment or (ii) the expiration of the Option Period.

4.	Repurchase of Option Shares.

If the Participant incurs a termination of employment with the Company and its Affiliates, any Option Shares purchased upon exercise of this Stock Option may be purchased by the Company within 90 days after the later of (a) such termination of employment or (b) receipt of such Option Shares by the Participant following exercise of all or part of the Stock Option. The amount to be paid for the repurchase of Option Shares shall be equal to the Fair Market Value as of the date of such termination of employment multiplied by the number of such Option Shares. Notwithstanding the foregoing, this right of repurchase shall lapse if the Company’s securities become publicly traded.

5.	Payment of Withholding Taxes.

If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Stock Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan. The Participant acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant of the Stock Option and its exercise.

6.	Changes in Company’s Capital Structure.

The existence of an Stock Option will not affect in any way the right or authority of the Company or its stockholders to authorize or effect (a) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (b) any Change of Control; (c) any merger or consolidation of the Company; (d) any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof; (e) the dissolution or liquidation of the Company; (f) any sale or transfer of all or any part of its assets or business; or (g) any other corporate act or proceeding, whether of a similar character or otherwise.

In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Administrator shall take such actions, as are provided for in the Plan.

7.	Plan.

The Stock Option is granted pursuant to the Plan, and the Stock Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement by reference or are expressly cited.

2.

8.	Employment Rights.

No provision of this Agreement or of the Stock Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any Affiliate, create any inference as to the length of employment of the Participant, affect the right of the Company or any Affiliate to terminate the employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate.

9.	Governing Law.

This Agreement and the Stock Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (other than its laws respecting choice of law) except to the extent federal laws would be mandatorily applicable.

10.	Waiver; Cumulative Rights.

The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

11.	Notices.

Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by nationally recognized overnight courier, addressed to the Secretary of the Company, at its then corporate headquarters, and the Participant at his address as shown on the Company’s payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

12.	Conditional Grant.

This Stock Option is granted upon the conditions set forth herein and the Option Shares shall be forfeited unless each and any person who is a spouse of the Participant at any time on or after the Grant Date (including any person who becomes a spouse after the Grant Date) executes a Consent of Spouse form provided by the Administrator, unless the Administrator waives such condition.

* * *

3.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

METROPARK USA, INC. (f/k/a Santa Barbara Street Asylum, Inc.)

By:

Title:

Participant:

Name

Address

City, State, Zip Code

Phone Number

4.

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY:	Metropark USA, Inc.

SECURITIES:	Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

(a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) I further understand that the Securities must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

(d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

1.

In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

SIGNATURE OF PURCHASER:

Date: ____________________________________

2.

EXHIBIT B

CONSENT OF SPOUSE

(for Residents of Community Property States Only)

My name is _____________________________ and I am the spouse of __________________________________.

I have read and understand the attached Non-Qualified Stock Option Agreement (the “Agreement”).

I understanding that, because I am a resident of the State of California, the community property laws of this state may provide me with certain rights or interests in the property which is the subject of the Agreement. After having considered the terms of the Agreement and my rights and interests under the community property law of this state:

1.	I hereby consent and agree to each and every term and condition set forth in the Agreement.

2.	I hereby understand and agree that my spouse may join in any future modification or amendment of the Agreement without any further signature, acknowledgment, agreement or consent on my part.

3.	I understand that any interest that my spouse has in any property described in the Agreement, shall be subject to the terms of the Agreement.

4.	I understand that, by agreeing to the terms of the Agreement and by executing this Consent, I may be waiving certain of my rights and interests under the community property laws of this state.

Dated:

By:
Participant’s Spouse

AMENDMENT NO. 1

TO THE

METROPARK USA, INC.

AMENDED AND RESTATED STOCK OPTION PLAN

RECITALS

WHEREAS, on November 7, 2006, the Board of Directors (the “Board”) of Metropark USA, Inc., a Delaware corporation (the “Company”), adopted its Amended and Restated Stock Option Plan (the “Plan”), which was approved by the Company’s requisite stockholders on December 18, 2006;

WHEREAS, the Plan currently provides for 6,463,143 shares of the Company’s Common Stock (the “Common Stock”) to be reserved for issuance under the Plan;

WHEREAS, on April 22, 2008, the Board approved the amendment of the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to 11,463,143 (the “Amendment”); and

WHEREAS, on May 1, 2008, the Amendment was approved by the Company’s requisite stockholders.

AMENDMENT

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I.    The first paragraph of Section 3 (“STOCK SUBJECT TO PLAN.”) of the Plan is hereby amended to read in its entirety as follows:

“Subject to adjustment as provided in Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 11,463,143 shares; provided that at no time shall the total number of shares of Stock issuable upon exercise of all outstanding Stock Options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) (or any other applicable percentage), as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations and based on the number of shares of Stock of the Company which are outstanding at the time the calculation is made.”

II.    In all other respects the Plan remains the same.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Plan to be executed effective May 1, 2008.

METROPARK USA, INC.

By:	/s/ Efthimios P. Sotos
Name:	Efthimios P. Sotos
Title:	Chief Operating and Financial Officer

AMENDMENT NO. 2

TO THE

METROPARK USA, INC.

AMENDED AND RESTATED STOCK OPTION PLAN

RECITALS

WHEREAS, on November 7, 2006, the Board of Directors (the “Board”) of Metropark USA, Inc., a Delaware corporation (the “Company”), adopted its Amended and Restated Stock Option Plan (as amended, the “Plan”), which was effective January 1, 2007 and approved by the Company’s requisite stockholders on December 18, 2006;

WHEREAS, the Plan provisions currently reflect that the Plan is intended to comply with Section 25102(o) of the California Corporations Code (the “CCC”); and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan provisions to expressly provide that issuances of stock options under the Plan may be made in reliance upon the exemption available under Section 25102(f) of the CCC, as well the exemption available under Section 25102(o) of the CCC.

AMENDMENT

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I.    The second paragraph of Section 1. (“ESTABLISHMENT AND PURPOSE.”) of the Plan is hereby amended and restated to read in its entirety as follows:

“To the extent that grants of Stock Options hereunder are intended by the Administrator to qualify for the exemption available under Section 25102(o) of the California Corporation Code: (i) the Plan is intended to comply with Section 25012(o) of the California Corporation Code, and (ii) any provision on this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Administrator, be reformed to comply with the requirements of Section 25102(o). Notwithstanding the preceding sentence, the Administrator may also grant Stock Options hereunder pursuant to the exemption available under Section 25102(f) of the California Corporation Code (“Section 25102(f) Grants”). Grants of Stock Options exempt pursuant to Section 25102(o) of the California Corporation Code shall be deemed to be part of a single, discreet offering and are not subject to integration with any other offering or sale, whether qualified under Sections 25110-25118 of the California Corporation Code, or otherwise exempt, or not subject to qualification, including without limitation any Section 25102(f) Grants made under the Plan.”

II.    In all other respects the Plan remains the same.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to the Plan to be executed this 11th day of June, 2008.

METROPARK USA, INC.

By:	/s/ Efthimios P. Sotos
Name:	Efthimios P. Sotos
Title:	Chief Operating and Financial Officer